Prepaid Expenses and Other Current Assets	12 Months Ended
Sep. 30, 2025
Prepaid Expenses and Other Current Assets [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS
5.	PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consisted of the following:

	As of September 30,	As of September 30,
	2025	2024
Loans to third parties(1)	$1,048,082	$1,232,268
Receivables from third parties(2)	-	593,327
Prepaid expenses(3)	190,782	143,604
Others	41,926	90,854
Allowance for doubtful accounts	-	(427,351)
Total prepaid expenses and other current assets	$1,280,790	$1,632,702

(1)	In July 2024, the Company entered into an agreement with Hangzhou Bota Commercial Co. Ltd. (“Hangzhou Bota”), to lend RMB6,000,000 (approximately $854,993) to Hangzhou Bota, with annualized interest rate at 3.92%, and due in July 2025. The Company has collected all the balance in July 2025.

In September 2025, the Company entered into agreements with Hangzhou Weishi Trading Co., Ltd. (“Hangzhou Weishi”), to lend up to RMB7,000,000 (approximately $983,284) to Hangzhou Weishi, with annualized interest rate at 4.00%, and due in September 2026. The balance of loan to Hangzhou Weishi is RMB6,658,403 (approximately $935,300) as of September 30, 2025.

The remaining uncollected loans and interests to several third parties for their daily operations are due within one year or on demand.

(2)	The balance represented receivables from the disposal of equipment to several third parties and other miscellaneous receivables from third parties. Receivables from the disposal of equipment were collected in full during the years ended September 30, 2025.

(3)	The balance represented the unamortized portion of prepayments made to certain of the Group’s service providers for daily operations.